EXHIBIT 10.1

Issuing Office:
Australia and New Zealand Banking Group Limited
Level 11, 20 Martin Place
Sydney NSW 2000
Phone: +61 2 9227 1468
Fax: +61 2 9227 1124
Chris.Chase@anz.com
www.anz.com

7 March 2012

The Director
Royal Wolf Trading Australia Pty Ltd
Suite 202, Level 2
22-28 Edgeworth David Avenue
Hornsby NSW 2077

Dear Sirs,

Letter of Offer (Restatement) – Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

Following the annual review of the Facilities in accordance with clause 13 (Review of the facilities) of the General Conditions, we give notice of the proposed changes to your financial arrangements with us on the terms of this letter.

We have prepared a new streamlined set of financing documentation and we are moving our customers on to this new documentation.  We take this opportunity to transfer your financial arrangements to this new documentation.

Once accepted, this letter replaces all previous Letters of Offer and sets out the terms of your financial arrangements with us.

We are pleased to offer the facilities (Facilities) set out below:

Summary of Facilities:

Facility	Facility Limit AUD
Royal Wolf Trading Australia Pty Ltd
Multi Option Facility (1) (Varied)	15,000,000

- Overdraft Facility (1)

- Overdraft Facility (2)

- Standby Letter Of Credit Or Indemnity/Guarantee (Domestic) Facility – Financial

- Lease Finance Facility

- Hire Purchase Facility

- Documentary Credit Issuance/Documents Surrendered Facility

- Trade Finance Loan Facility

Multi Option Facility (2) (Varied)	95,000,000
- Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Facility - Standby Letter Of Credit Facility/Demand Guarantee (Trade)
Electronic Payaway Facility	2,950,000
Encashment Facility	50,000
Total Facility Limits:	113,000,000

The Facilities are offered on the terms set out in:

•	this letter and the attached Facility Terms;

•	the ANZ Standard Terms (First Edition 2011) (Standard Terms) as enclosed; and

•	any Specific Terms for the Facilities as enclosed,

which, together, comprise the offer.

Certain terms used in this letter and the Facility Terms are defined in the Facility Terms and the Standard Terms.

You are entitled to 30 days notice of changes to your arrangements.  Those changes take effect from the date upon which you accept this offer.  We ask you to accept this offer as soon as possible.

If you do not accept the changes within the notice period, then at the end of the notice period, the Facilities continue until such time as we may cancel all Facilities and demand repayment of all amounts owing to us.

To accept our offer, please sign and date the enclosed copy of the Letter of Offer on the acceptance page, and return it to me at this office together with the following completed documents:

☐	Security Provider acknowledgement page of this Letter of Offer dated and signed by each Security Provider
☐
If you have indicated on the acceptance page of this letter that a Security Provider has some but not all assets located in New South Wales over which the Security Provider has provided or will provide security to ANZ, a Certificate of Value and Location of Assets

☐	If you have indicated on the acceptance page of this letter that a complete, correct and up to date Authorised Representative Certificate is attached, an Authorised Representative Certificate
☐	Commercial Bills – Power of Attorney

Once you have accepted our offer, we will provide the Security to be taken and any ancillary document to you or the Obligor who is a party to that document.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

We have included the following documents to be completed and returned to us when required under the Letter of Offer:

•	Compliance Certificate
•
Drawdown notice in accordance with the Specific Terms for Fixed Rate Commercial Bill Facility, Variable Rate Commercial Bill Facility, Standby Letter Of Credit Or Indemnity/Guarantee (Domestic) Facility.

As your dedicated relationship banker we are committed to working with you to assist your business in achieving its goals and we look forward to continuing our strong relationship with you.  Please feel free to call us with any queries in relation to this letter or any other products or services that we may provide.

Yours faithfully,

/s/ Chris Chase

Chris Chase Relationship Manager

FACILITY TERMS

PART 1	PARTIES
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Security Provider:
Royal Wolf Est Pty Ltd ACN 079 735 050
Royal Wolf Holdings Limited ACN 121 226 793
Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Royalwolf NZ Acquisition Co. Limited Company Number 2115393
Royalwolf Trading New Zealand Limited Company Number 1062072

ANZ:	Australia and New Zealand Banking Group Limited ABN 11 005 357 522

PART 2	FACILITIES

The Facilities set out below are only available to the Borrower named in the relevant Facility schedule.

FACILITY	MULTI OPTION FACILITY (1)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD15,000,000
Sub-Facilities:
The Facility may be allocated to the following Sub-Facilities:

- Overdraft Facility (1) (sub limit $1,000,000)

- Overdraft Facility (2)

- Standby Letter Of Credit Or Indemnity/Guarantee (Domestic) Facility – Financial

- Lease Finance Facility

- Hire Purchase Facility

- Documentary Credit Issuance/Documents Surrendered Facility

- Trade Finance Loan Facility

Termination Date:	Not before the next Review Date.
Repayment:	The Facility Amount Owing is payable on the Termination Date. If interest applies to the Facility, it is payable throughout the term.
Conditions precedent:
The Borrower may only make a drawing under a Facility included in the Multi Option Facility so long as the making of the drawing would not cause:
(a)           the total principal amount owing under all the Sub-Facilities to exceed the Facility Limit; and
(b)           the principal amount owing under the particular Sub-Facility under which the drawing is made to exceedthe Sub-Limit, if any, for that particular Facility.

Fees:
The fee rates or amounts specified below apply unless the schedule for any Facility made available to the Borrower in connection with the Multi Option Facility specifies a different rate or amount.  In that case, that other rate or amount applies in respect of that portion of the Multi Option Facility allocated to that Facility.
Line fee:
A line fee of 1.50% pa of the Facility Limit is payable quarterly in advance, commencing on the date on which the Facility is first accepted. If the Facility Limit is cancelled or reduced in the quarter the relevant amount of line fee is not refundable.

Specific Terms:	The additional terms associated with the specific Facilities included in the Multi Option Facility are documented separately.
OVERDRAFT FACILITY (1)
Facility Limit:	AUD1,000,000
Purpose:	To assist with working capital requirements.
Interest rate:	BBR (for the relevant period) plus a margin of 0.35% pa for amounts up to the Facility Limit.
Interest payment:
Monthly in arrears on the first Business Day of each month, accruing daily starting on the first day of overdraft. Interest will be debited to the Borrower’s overdraft account or another account nominated by the Borrower and accepted by ANZ.

Specific Terms:	There are no Specific Terms which apply to this Facility.
OVERDRAFT FACILITY (2)
Purpose:	To assist with debtor finance facility to meet working capital requirements.
Interest rate:	BBR (for the relevant period) plus a margin of 0.35% pa for amounts up to the Facility Limit.
Interest payment:
Monthly in arrears on the first Business Day of each month, accruing daily starting on the first day of overdraft. Interest will be debited to the Borrower’s overdraft account or another account nominated by the Borrower and accepted by ANZ.

Specific Terms:	There are no Specific Terms which apply to this Facility.

STANDBY LETTER OF CREDIT OR INDEMNITY/GUARANTEE (DOMESTIC) FACILITY – FINANCIAL
Purpose:	To facilitate the issuing of financial Instruments.
Note:	A financial Instrument is an Instrument issued in respect of a financial commitment or obligation.

Instrument fee:	0.35% per annum subject to a minimum fee of AUD100. The minimum fee is subject to variation at any time during the term of the Facility.
Instrument fee payment:	For each Instrument the fee is payable on the date the Instrument is issued and six monthly thereafter.
Specific Terms:	Specific Terms for the Facility are enclosed.
LEASE FINANCE FACILITY
Drawdown Availability Period:
The Drawdown Date in respect of any Lease Request must be no earlier than 3 Business Days after the Acceptance Date, and no later than the next Review Date. However, if the Facility expires or terminates earlier, the Drawdown Availability Period will also terminate.

Purpose:	To cover any lease/hire purchase requirements, specifically for cars and forklifts.
Subject to execution and acceptance of Lease Request:	The Borrower is entitled to an Agreement to Lease or Lease, as the case may be, only upon acceptance by ANZ of a signed Lease Request.
Fees:
Documentation fee:
A documentation fee of AUD434.50 is payable on each drawing.
Asset drawdown fee:
An asset drawdown fee of AUD165 is payable on each drawing.
Inspection fee:
An inspection fee of AUD550 is payable on each inspection.
Other fees:
Other fees or, depending on the goods, different fee amounts may apply in accordance with the Specific Terms or as advised from time to time by ANZ.

Specific Terms:
Specific Terms for the Facility are enclosed and apply.
These Specific Terms will apply to the portion of the Facility that is, as at the Acceptance Date, undrawn.
Any portion of the Facility as at the Acceptance Date, that has already been drawn down, or is pending settlement, will remain subject to the Specific Terms or Specific Conditions under which they were drawn, a copy of which has previously been provided.

HIRE PURCHASE FACILITY
Drawdown Availability Period:
The Drawdown Date in respect of any Hire Purchase Request must be no earlier than 3 Business Days after the Acceptance Date, and no later than the next Review Date. However, if the Facility expires or terminates earlier, the Drawdown Availability Period will also terminate.

Purpose:	To cover any lease/hire purchase requirements, specifically for cars and forklifts.

Subject to execution and acceptance of Hire Purchase Request:	The Borrower is entitled to an Agreement to Hire or Hire Purchase Agreement, as the case may be, only upon acceptance by ANZ of a signed Hire Purchase Request.
Fees:
Documentation fee:
A documentation fee of AUD395 is payable on each drawing.
Asset drawdown fee:
An asset drawdown fee of AUD150 is payable on each drawing.
Inspection fee:
An inspection fee of AUD500 is payable on each inspection.
Other fees:
Other fees or, depending on the goods, different fee amounts may apply in accordance with the Specific Terms or as advised from time to time by ANZ.

Specific Terms:
Specific Terms for the Facility are enclosed and apply.
These Specific Terms will apply to the portion of the Facility that is, as at the Acceptance Date, undrawn.
Any portion of the Facility as at the Acceptance Date, that has already been drawn down, or is pending settlement, will remain subject to the Specific Terms or Specific Conditions under which they were drawn; a copy of which has previously been provided.

DOCUMENTARY CREDIT ISSUANCE/DOCUMENTS SURRENDERED FACILITY
Facility Limit:	For this purpose ANZ will determine the exchange rates to convert foreign currency amounts to the equivalent amounts in AUD.
Purpose:	To facilitate payment for imported goods under documentary credit arrangements.
Conditions precedent:	The Borrower is only entitled to use the Facility if ANZ agrees to the terms of the Borrower's application and if the Borrower executes all documents required by ANZ.
Usance Term:	Not more than 180 days.
Fees:	Other fees: Payable in accordance with the current ANZ Standard Trade and Supply Chain Tariffs and as otherwise agreed with the Borrower.
Specific Terms:	The Facility is made available subject to the current ANZ Trade Terms.
TRADE FINANCE LOAN FACILITY
Facility Limit:	For this purpose ANZ will determine the exchange rates to convert foreign currency amounts to the equivalent amounts in AUD.
Foreign Currencies available:	Subject to market availability, any freely available currency acceptable to ANZ.

Purpose:	To finance the Borrower’s import and/or export trade arrangements by providing advances for trade related purposes approved by ANZ.
Conditions precedent:	The Borrower is only entitled to use the Facility if ANZ agrees to the terms of the Borrower's application and if the Borrower executes all other documents required by ANZ.
Special Condition – trust receipt loan
Any Trade Finance Loan (TFL) drawn to finance import trade arrangements on or prior to the release of the relevant import Documents and Goods to the Borrower is made, and the import Documents and Goods are released, subject to clauses 2.8, 2.9 and 2.10 of the ANZ Trade Terms.  Any such TFL is a Trade Product or Service within the meaning of, and the amount drawn under the TFL falls within the definition of Secured Moneys in, the ANZ Trade Terms.

Drawing Term:	Not more than 180 days commencing on the drawdown date and determined by ANZ having regard to the Borrower's cash cycle.
Interest Rate:	The rate expressed as a percentage per annum equal to the aggregate of (i) Base Rate, (ii) the Margin and (iii) the cost to ANZ of procuring the drawing from the wholesale market for the Drawing Term.
Margin:	0.35% per annum.
Interest payment:	Monthly in arrears.
Fees:	Other fees: Payable in accordance with the current ANZ Standard Trade and Supply Chain Tariffs and as otherwise agreed with the Borrower.
Specific Terms:	The Facility is made available subject to the current ANZ Trade Terms.

FACILITY	MULTI OPTION FACILITY (2)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD95,000,000
Sub-Facilities:
The Facility may be allocated to the following Sub-Facilities:

- Fixed Rate Commercial Bill Facility

- Variable Rate Commercial Bill Facility

- Standby Letter Of Credit Facility/Demand Guarantee (Trade)

Termination Date:	30 June 2014
Conditions precedent:
The Borrower may only make a drawing under a Facility included in the Multi Option Facility so long as the making of the drawing would not cause:
(a)           the total principal amount owing under all the Sub-Facilities to exceed the Facility Limit; and
(b)           the principal amount owing under the particular Sub-Facility under which the drawing is made to exceedthe Sub-Limit, if any, for that particular Facility.

Specific Terms:	The additional terms associated with the specific Facilities included in the Multi Option Facility are documented separately.

FIXED RATE COMMERCIAL BILL FACILITY
Purpose:	To assist with fluctuating container purchase facility.
Repayment:	The Facility Amount Owing is payable on the Termination Date.
Yield rate:	For each drawing of Bills, a rate fixed for all rollovers as set out in the Confirmation given by ANZ.
Fees:
Line fee:
A line fee of 1.50% pa of the Facility Limit is payable quarterly in advance, commencing on the date on which the Facility is first accepted. If the Facility Limit is cancelled or reduced in the quarter the relevant amount of line fee is not refundable.

Handling fee: A fee of AUD150 is payable when each Bill is rolled.
Acceptance fee: For each Bill, an amount equal to 0.55% pa on the face value of the Bill calculated on the tenor of the Bill and payable on the drawdown date for the Bill.
Specific Terms:	Specific Terms for the Facility are enclosed and apply.

VARIABLE RATE COMMERCIAL BILL FACILITY
Purpose:	To assist with fluctuating container purchase facility.
Repayment:	The Facility Amount Owing is payable on the Termination Date.
Yield Rate:
For each drawing of Bills, a rate specified by ANZ expressed as a yield percent per annum to maturity and, if necessary, will be rounded to the nearest two decimal places for the face value of the Bills for the relevant tenor.
The rate will be determined as follows:
(a)For tenors of 1, 2, 3, 4, 5 or 6 months, the actual rate used in the calculation will be BBR (for the relevant period).
(b)For any tenor other than 1, 2, 3, 4, 5 or 6 months, the actual rate used in the calculation will be the rate that ANZ determines is the prevailing rate at which ANZ can discount Bills for the relevant term which will be no less than ANZ's cost of funding the relevant drawing of Bills for that period.

Full details of how the rate has been calculated will be set out in the Confirmation given by ANZ.

Fees:
Line fee:
A line fee of 1.50% pa of the Facility Limit is payable quarterly in advance, commencing on the date on which the Facility is first accepted. If the Facility Limit is cancelled or reduced in the quarter the relevant amount of line fee is not refundable.

Handling fee: A fee of AUD150 is payable when each Bill is rolled.
Acceptance fee: For each Bill, an amount equal to 0.55% pa on the face value of the Bill calculated on the tenor of the Bill and payable on the drawdown date for the Bill.
Specific Terms:	Specific Terms for the Facility are enclosed and apply.
STANDBY LETTER OF CREDIT FACILITY/DEMAND GUARANTEE (TRADE)
Purpose:
Bank guarantee to be provided in favour of ANZ National Bank Ltd in support of the Working Capital Facilities provided to the RWNZ Group by ANZ National Bank Ltd.
Specific facility terms and conditions relating to facilities provided to the RWNZ Group are documented via a separate Letter of Offer issued by ANZ National Bank Ltd as amended from time to time.

Conditions precedent:	The Borrower is only entitled to use the Facility if ANZ agrees with the terms of the Borrower's application and if the Borrower executes all documents required by ANZ.
Maximum Tenor:	To be agreed on a case by case basis.
Fees:	Other fees: Payable in accordance with the current ANZ Standard Trade and Supply Chain Tariffs and as otherwise agreed with the Borrower.
Specific Terms:	The Facility is made available subject to the current ANZ Trade Terms.

FACILITY	ELECTRONIC PAYAWAY FACILITY
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD2,950,000 The Facility Limit represents the extent to which ANZ will assume pay away exposure on any one day.
Termination Date:	Not before the next Review Date.
Purpose:	To facilitate direct payments and global payments, using an ANZ electronic banking service.
Cancellation of Facility:	ANZ may cancel this Facility at any time if for any reason the Borrower ceases to have access to the relevant ANZ electronic banking service.
Pay – away exposure:
Any pay – away exposure under this Facility will be against funds available in the Borrower's account or, if there are insufficient funds, will be debited to the Borrower's overdraft.  If there is no available overdraft facility limit, the amount outstanding is immediately due and payable and ANZ may charge excess fees at the default rate specified in this Letter of Offer on the amount outstanding for so long as it remains unpaid and debit any Borrower account for such amount.

Specific Terms:	There are no Specific Terms which apply to this Facility.

FACILITY	ENCASHMENT FACILITY
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD50,000
Termination Date:	Not before the next Review Date.
Purpose:	To facilitate cheque cashing arrangements at designated ANZ branch locations.
Pay – away exposure:
Any pay – away exposure under this Facility will be against funds available in the Borrower's account or, if there are insufficient funds, will be debited to the Borrower's overdraft. If there is no available overdraft facility limit, ANZ may charge excess fees at the default rate specified in this letter for the amount outstanding for so long as it remains unpaid and debit any Borrower account for such amount.

Fees:	Establishment fee: AUD80 for each encashment arrangement. This charge is subject to variation at any time during the term of the Facility.
Renewal fee: AUD120 pa for each encashment arrangement. This charge is subject to variation at any time during the term of the Facility.
Specific Terms:	There are no Specific Terms which apply to this Facility.

PART 3	FEES

3.1	Fees and charges

The Borrower must pay at the times specified:

(a)	each fee and charge set out in this Part 3 (Fees); and

(b)	each facility-specific fee listed in the Facilities set out in Part 2 (Facilities) or any Specific Terms.

3.2	Loan approval fee

If it has not already done so, the Borrower must pay ANZ a loan approval fee of AUD50,000 on the Acceptance Date.  ANZ may debit this fee to any account of the Borrower with ANZ at or after that time.

3.3	Excess fee

If a drawing is made under a Facility in excess of the agreed Facility Limit and ANZ decides to pay that drawing, ANZ may charge an excess fee of up to AUD150 to compensate ANZ for the costs it incurs or losses it suffers as a result of that drawing in excess.

3.4	Overdue fee

If an Obligor fails to pay any amount payable by it under a Facility Document on its due date, ANZ may charge an overdue fee of up to AUD150 to compensate ANZ for the costs it incurs or losses it suffers as a result of that amount not being paid on its due date.

PART 4	SECURITY

Unless ANZ otherwise agrees in writing, the Securities listed below, together with any additional Securities provided by an Obligor, secure all amounts payable under all Facilities, any Uncommitted Markets Facilities and any guarantee or indemnity, except to the extent that any Security or facility schedule expressly provides otherwise.

Security held

•	Cross Guarantee and Indemnity dated 30 May 2011 between:
	-	Royal Wolf Holdings Limited ACN 121 226 793
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393
	-	Royalwolf Trading New Zealand Limited Company Number 1062072
•	First Registered Charges (Mortgage Debentures) by:
	-	Royal Wolf Holdings Limited ACN 121 226 793 dated 14 September 2007 Charge Number 1514557
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 dated 20 May 2005 Charge Number 1117185
	-	Royalwolf NZ Acquisition Co Ltd Company Number 2115393 dated 1 May 2008
	-	Royalwolf Trading New Zealand Ltd Company Number 1062072 dated 1 May 2008 being a fixed and floating charge over all present and future assets, undertakings (including goodwill) and unpaid or uncalled capital of that Security Provider.

Security to be taken

•	Corporate Guarantee and Indemnity between:
	-	Royal Wolf Est Pty Ltd ACN 079 735 050
	-	Royal Wolf Holdings Limited ACN 121 226 793
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393
	-	Royalwolf Trading New Zealand Limited Company Number 1062072
•	General Security Agreement between ANZ and Royal Wolf Est Pty Ltd ACN 079 735 050

PART 5	CONDITIONS PRECEDENT

ANZ's obligation to provide any drawing under, or make available, a Facility is conditional on the conditions precedent in clause 2 (Conditions Precedent) of the Standard Terms being met and each of the documents set out below being received by ANZ, in form and substance satisfactory to ANZ.

(a)
(Certificate of value and location of assets) If the Borrower has indicated on the acceptance page of this letter that a Security Provider has some but not all assets located in New South Wales over which the Security Provider has provided or will provide security to ANZ, a certificate in the form provided by ANZ signed by a representative of the Borrower which sets out the location and value of assets of those Security Providers.

PART 6	UNDERTAKINGS

6.1	Information undertakings

The Borrower must provide ANZ with:

(a)
(annual Financial Statements) consolidated audited annual Financial Statements as soon as they are available, but not later than 120 days after the end of each financial year on account of Royal Wolf Group.

(b)
(management accounts) consolidated management accounts (statement of financial position and statement of financial performance) within 45 days after the end of each financial quarter on account of Royal Wolf Group.

(c)	(Budget) consolidated Budget as soon as it is available, but not later than 15 days prior to the commencement of each financial year on account of Royal Wolf Group.

The Borrower must provide reasonable details of all assumptions made in connection with the budget statements and ensure the budget statements cover the period of 12 months after the commencement of the applicable financial year.

(d)
(aged debtor/credit listing) consolidated working capital information including listing of aged debtors, creditors and to be provided within 45 days of the end of each financial quarter for Royal Wolf  Group.

(e)	(Detailed Schedule) detailed schedule of Container Fleet, including the following information as soon as they are available but no later than 45 days after the end of each financial quarter:

(i)	Number of containers in the Container Fleet

(ii)	Number of containers out on hire; and

(iii)	The current utilisation of the containers.

(f)	(Compliance Certificate) a Compliance Certificate:

(i)	if the Borrower is obliged to provide any Financial Statements for any period ending on a Compliance Date, at the same time it provides the Financial Statements; and

(ii)	if the Borrower is obliged to provide management accounts for any period ending on a Compliance Date, at the same time it provides the management accounts.

If any financial information must be provided by or on account of an Obligor which is a company, subject to clause 11 (Financial Statements, management accounts and Compliance Certificates) of the Standard Terms, that financial information must be signed by a director or secretary as giving a true and fair view of the financial position of the entity on the 'as at' date for which Financial Statements are issued or accompanied by a signed Compliance Certificate.

6.2	Financial covenants

(a)	The Borrower must ensure that:

(i)	(Debt to EBITDA Ratio) the Debt to EBITDA Ratio of the Testing Entities for any Relevant Period must not exceed 2.70 : 1;

(ii)	(EBITDA Interest Cover Ratio) the EBITDA Interest Cover Ratio of the Testing Entities for any Relevant Period is not less than 3.50 : 1;

(iii)	(Loan to Value Ratio) the Loan to Value Ratio (expressed as a percentage) of the Testing Entities must not for any Relevant Period exceed 80% of the Container Liquidation Value;

(iv)	(Dividend Payments) Dividend payments for each financial year of the testing entities are not to exceed the Maximum Amount.

Where:

-	Maximum Amount means the sum of (60% of the Adjusted	NPAT for the current financial year) plus Dividend Surplus (if	any).

-	Adjusted NPAT means the net profit after tax of the testing	entities adding back any amortisation expense indicated in the	financial statements.

-	Dividend Surplus means the extent by which the Previous	Year’s Profit exceeded total dividends declared or paid in the	previous financial year.

-	Previous Year’s Profit means 60% of the Adjusted NPAT for	the previous financial year.

(v)	(Drawn balance of Debtor Financing Facility) The drawn balance of the Debtor Financing Facility of the Testing Entities must not at any time exceed 60% of Net Debtors.

(b)	(Testing of covenants) The financial covenants set out in clause 6.2 (Financial covenants) will be:

(i)	calculated in accordance with the Australian Accounting Pronouncements, unless otherwise agreed by ANZ in writing;

(ii)	tested by reference to the Financial Statements and Compliance Certificates delivered pursuant to the Letter of Offer; and

(iii)	tested either:

(A)	for each financial covenant that refers to a Relevant Period, on or after each Compliance Date; or

(B)	otherwise, on any day.

(c)	(Excluded transactions) When calculating the financial covenants the effect of all transactions between any Testing Entities will be eliminated to the extent not already netted out on consolidation.

(d)
(Change in Australian Accounting Pronouncements – negotiation) If, in the opinion of ANZ, any changes to the Australian Accounting Pronouncements materially alter the effect of the financial covenants in this clause or the related definitions, the Borrower and ANZ will negotiate in good faith to amend the relevant financial covenants and definitions so that they have an effect comparable to that as at the Acceptance Date.

(e)
(Change in Australian Accounting Pronouncements – reconciliation) If the amendments are not agreed within 30 days (or any longer period agreed between the Borrower and ANZ) then the Borrower will provide, with the Financial Statements, any reconciliation statements (audited, where applicable) necessary to enable calculations based on the Australian Accounting Pronouncements as they were before those changes, and the changes will be ignored for the purposes of this clause.

(f)	(Financial covenants matrix) For each financial covenant described in column 1 below:

(i)	the Testing Entities are the corresponding entities set out in column 2 below;

(ii)	the Relevant Period is the corresponding period (if any) set out in column 3 below, ending on a Compliance Date; and

(iii)	the Compliance Date is each corresponding date (if any) set out in column 4 below.

Column 1	Column 2	Column 3	Column 4
Financial covenant	Testing Entity	Relevant Period	Compliance Dates
Debt to EBITDA Ratio	Royal Wolf Group	12 Months	31 March, 30 June, 30 September and 31 December in each year
EBITDA Interest Cover Ratio	Royal Wolf Group	3 Months	31 March, 30 June, 30 September and 31 December in each year
Loan to Value Ratio	Royal Wolf Group	3 months	31 March, 30 June, 30 September and 31 December in each year
Dividend Payments	Royal Wolf Group	Not applicable	At all times
Drawn balance of Debtor Financing Facility	The Borrower	Not applicable	At all times

6.3	Additional undertakings

(a)
(Valuations) ANZ may commission a Valuation of the Container Fleet at the Borrower’s cost at any time during the term of the Facilities. Each Obligor must provide ANZ and the valuer with reasonable access to the Container Fleet to undertake any Valuation.

Except if an Event of Default is subsisting:

(i)	ANZ agrees to notify the Borrower before ANZ commissions any Valuation at the Borrower's cost; and

(ii)
    at the Borrower's request, ANZ must provide the Borrower with an estimate of the likely valuation fee, however the Borrower agrees to pay the actual valuation cost, even if it exceeds any estimate that ANZ provides to the Borrower.

(b)	(No additional financial indebtedness) Each Obligor must not incur or allow to remain outstanding any Financial Indebtedness without ANZ’s prior written consent.

PART 7	ADDITIONAL TERMS

7.1	Standard Terms and Specific Terms

(a)	Application of Standard Terms and Specific Terms

The Standard Terms and any applicable Specific Terms apply to the Facilities.

(b)	Interest rate on excesses and overdue amounts

For the purposes of clause 7 (Default Interest) of the Standard Terms, the applicable default rate of interest is the interest rate applicable to the Facility on which the excess occurs, or the Facility on which an overdue amount occurs, plus 4.00% pa.

(c)	Due Diligence Review

Clause 13 (Due Diligence Review) of the Standard Terms applies.

7.2	Annual review

The Facilities are subject to annual review.  The Review Date is 15 March in each year.

7.3	Review Events

Each of the following is a Review Event:

(a)	(Payment Plan) an Obligor does not notify ANZ of any Payment Plan within 10 Business Days of that Obligor entering into the Payment Plan;

(b)	(Due Diligence Review) any aspect of the Due Diligence Review conducted by an ANZ Appointee is not satisfactory to ANZ.

7.4	Additional Events of Default

In addition to the Events of Default in other Facility Documents, each of the following is an Event of Default:

(a)	A breach of clause 6.3(a).

(b)	If Royal Wolf Holdings Limited ACN 121 226 793:

(i)	is removed from the official list of the ASX; or

(ii)	its shares are suspended from official quotation by the ASX and remain suspended for a continuous period of more than 5 trading days (as that term is defined in the listing rules of the ASX).

7.5	Additional Facility Documents

In addition to documents expressed to be Facility Documents in other Facility Documents, each of the following is a Facility Document:

(a)	Not applicable.

7.6	Additional definitions

The following terms have the following meanings:

Australian Accounting Pronouncements means accounting standards and interpretations as issued by the Australian Accounting Standards Board.

Budget means, in respect of any financial year of any person, an annual budget or financial forecast of the business of the person, approved by the board of directors of the person, and accepted by ANZ, setting out in reasonable detail:

(a)
the operating budget and plan on a annually basis including projected statement of comprehensive income, statement of financial position and statement of cash flows in accordance with generally accepted accounting principles in that person's place of incorporation or residence; and

(b)	all major items of Capital Expenditure.

Capital Expenditure means any expenditure on equipment, machinery, fixed assets, real property, real property improvements, intangible assets or any other non-financial assets (including payments made under a Finance Lease other than Finance Lease Charges) including any costs incurred in connection with them.

Container Fleet means the fleet of containers owned by the Royal Wolf Group.

Container Liquidation Value means the orderly liquidation value of the Container Fleet as identified in the most recent valuation ANZ holds.

Compliance Date has the same meaning as in the financial covenants matrix contained in clause 6.2 (Financial covenants).

Debtor Financing Facility means the Overdraft Facility (2).

Debt to EBITDA Ratio means, for any period, for any person, the ratio of A to B where:

(a)	A is Total Debt of the person as at the end of that period; and

(b)	B is 12 month rolling EBITDA for the person for that period.

EBIT means, for any period, for any person, the consolidated net profit after tax of the person for that period, calculated in accordance with the Australian Accounting Pronouncements, after:

(a)	adding the aggregate of:

(i)	income tax expense on net income of the person for that period; and

(ii)	Interest Expense for that period; and

(b)	adding or subtracting (as the case may be) the net amount of:

(i)	extraordinary, abnormal or non-recurring gains or losses; and

(ii)	gains or losses from the sale of assets to the extent that such items are included in revenue or expense from ordinary activities,

and in the case of paragraphs (b)(i) and (b)(ii), as agreed to by ANZ.

EBITDA means, for any period, for any person, EBIT for that period after adding back any amount attributable to the amortisation or depreciation of assets (including impairments, write-downs and revaluations, agreed to by ANZ) of the person.

EBITDA Interest Cover Ratio means, for any period, for any person, the ratio of A to B where:

(a)	A is the EBITDA for the person for that period; and

(b)	B is the Interest Expense for the person for that period.

Excluded Debtors means, on any day, for any person, the value of all trade receivables owing to the person which are aged more than 90 days and bad or doubtful debts, receivables owing from related parties (as defined in section 228 of the Corporations Act), credit notes, disputed debts and debtors exercising a set off.

Facility Balance means the aggregate outstanding balance of the following facilities:

(a)           Overdraft Facility (1) – Multi Option (1); and

(c)	Multi Option Facility (2).

Finance Lease means a lease or other arrangement constituting, or accounted for in a similar way to, a finance lease or capitalised lease under the Australian Accounting Pronouncements and for the avoidance of doubt will include hire purchase arrangements and chattel mortgages.

Finance Lease Charges means the portion of hire and rental payments under a Finance Lease which exceeds the reduction of principal indebtedness attributable to that Finance Lease and which in accordance with the Australian Accounting Pronouncements would be included in the Financial Statements of the person as a finance charge or interest expense incurred by the person.

Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised under any acceptance credit, bill acceptance or bill endorsement facility;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the Australian Accounting Pronouncements, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any redeemable shares where the holder has the right, or the right in certain conditions, to require redemption;

(g)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(h)	consideration for the acquisition of assets or services payable more than 90 days after acquisition;

(i)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price;

(j)
any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank, financial institution or other entity; and

(k)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to above.

Free Cash Flow means the surplus operating cash flow of the person as set out in their statement of cash flow prepared in accordance with the Australian Accounting Pronouncements, less Capital Expenditure.

Interest Expense means, for any period, for any person, interest and amounts in the nature of interest, or having a similar purpose or effect to interest, shown in the Financial Statements for the person for that period as having been incurred by the person for that period and includes, but is not limited to:

(a)	any discount on any bills, bonds, notes or other instruments drawn, accepted or endorsed by the person;

(b)	any line, facility, acceptance, discount, guarantee or other fees and amounts incurred on a regular or recurring basis payable in relation to Financial Indebtedness of the person;

(c)	Finance Lease Charges;

(d)	any costs in the nature of interest incurred by the person during that period, as determined in accordance with the Australian Accounting Pronouncements.

Loan to Value Ratio means, on any day, for any person, the ratio of A to B, where:

(a)	A is the Facility Balance; and

(b)	B is the Container Liquidation Value.

Net Debtors means Total Debtors minus Excluded Debtors.

NPAT means, for any period, for any person, the net profit after tax of the person as shown in the Financial Statements for the person for that period.

Relevant Period has the same meaning as in the financial covenants matrix contained in clause 6.2 (Financial covenants).

Royal Wolf Group means:

(a)           Royal Wolf Est Pty Ltd ACN 079 735 050;

(b)           Royal Wolf Holdings Limited ACN 121 226 793;

(c)           Royal Wolf Trading Australia Pty Ltd ACN 069 244 417;

(d)           Royalwolf NZ Acquisition Co Ltd Company Number 2115393; and

(e)           Royalwolf Trading New Zealand Limited Company Number 1062072.

Testing Entity has the same meaning as in the financial covenants matrix contained in clause 6.2 (Financial covenants).

Total Debt means, for any person, the total Financial Indebtedness of the person.

Total Debtors means, on any day, for any person, the value of all trade receivables owing to the person.

7.7	Amendments to the Standard Terms

The Standard Terms are amended as follows:

(a)	clause 1.7 of the Standard Terms is amended by replacing “continuing” with “subsisting”.

(b)	clause 11 (Management Accounts) of the Standard Terms is deleted and replaced with the following new clause 11:

“11.	Financial Statements, management accounts and Compliance Certificates

11.1           Where a Facility Document requires an Obligor to give ANZ Financial Statements, management accounts or Compliance Certificates, the Obligor may provide the Financial Statements, management accounts or Compliance Certificates to ANZ by email sent by an employee or officer of that Obligor (including a director, partner or sole trader, as the case may be, of that Obligor) provided that: (a) the email must be sent from the relevant employee or officer's work email address; (b) in the case of Financial Statements or management accounts which are not accompanied by a Compliance Certificate, the director, partner or sole trader, as the case may be, who signed the Financial Statements or management accounts, as the case may be, on behalf of the Obligor is copied on the email attaching the Financial Statements or management accounts that is sent to ANZ; and (c) in the case of a Compliance Certificate, the director, partner or sole trader, as the case may be, who signed the Compliance Certificate on behalf of the Obligor is copied on the email attaching the Compliance Certificate that is sent to ANZ.

11.2           Where an employee or officer of an Obligor sends Financial Statements, management accounts or a Compliance Certificate to ANZ, the Obligor represents and warrants to ANZ that the Obligor and that employee or officer, as the case may be, certifies the Financial Statements, management accounts or Compliance Certificate, as the case may be, as being true and correct and not misleading in any way on the date that ANZ receives them.”.

BORROWER ACCEPTANCE

Acceptance of Letter of Offer dated 7 March 2012

1.	The Borrower accepts ANZ's offer to provide the Facilities on the terms detailed in this letter and acknowledges receipt of the Standard Terms and any applicable Specific Terms.

2.
If the Borrower has given or will give any Security to ANZ, the Borrower acknowledges and agrees that those Securities secure all present and future obligations of the Borrower to ANZ, including obligations in respect of the Facilities and any Uncommitted Markets Facility, subject to any limitations (if any) on the Security Provider's liability under the terms of any such Security.

3.	Do the Security Providers have assets (eg. debtors, plant, land, inventory, goodwill and loans) located in New South Wales over which the Security Providers have or will provide security to ANZ?

☐ Yes, all assets are located in New South Wales

☐ Yes, some assets are located in New South Wales

☐ No, no assets are located in New South Wales

(Please indicate by marking one box)

Acknowledgement of risk

The Borrower acknowledges that:

1.
the Borrower is fully aware of the matters referred to in any express warning in relation to any Facility made available in foreign currency and the Borrower accepts total responsibility for those matters; and

2.
ANZ cannot be held responsible or liable in any way for any losses suffered by the Borrower resulting from the Borrower's drawing down of a loan in foreign currency under the Facility Documents or any other associated foreign currency dealings.

Dated                      15 March 2012

In relation to the Authorised Representatives for the following Borrower, the Borrower certifies that, unless the box below is marked, there has been no change to the Authorised Representatives as disclosed to ANZ in the last Authorised Representative Certificate provided to ANZ.

☐  The Borrower attaches a complete, correct and up to date Authorised Representative Certificate

(Please mark the above box if applicable)
EXECUTED by Royal Wolf Trading Australia Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name

SECURITY PROVIDER ACKNOWLEDGEMENT

Acknowledgement to Letter of Offer dated 7 March 2012 (Letter of Offer)

Corporate Security Provider Acknowledgement

1.
Each of the following Security Providers acknowledges and agrees that the Securities given, or to be given by it, secure its guarantee of all present and future obligations of the Borrower to ANZ, including obligations in respect of the Facilities and any Uncommitted Markets Facility, subject to any limitations (if any) on the Security Provider's liability under the terms of any such Security.

2.
By providing this Acknowledgement, each Security Provider agrees to be bound by the obligations of the Security Provider as set out in the Letter of Offer and the Standard Terms (which it acknowledges it has received) and acknowledges that the privacy disclosures made in clause 24 (Privacy) of the Standard Terms apply to it.

Dated                      15 March 2012

EXECUTED by Royal Wolf Holdings Limited:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name
EXECUTED by Royalwolf NZ Acquisition Co. Limited:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name
EXECUTED by Royalwolf Trading New Zealand Limited:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name
EXECUTED by Royal Wolf Est Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

To:                      Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (ANZ)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

Instructions:
If the Borrower has indicated that the Security Providers have some assets located in New South Wales over which the Security Providers have or will provide security to ANZ, the Borrower must complete, sign and return this form to ANZ.  This certificate will assist in calculating any stamp duty payable on the Facility Documents.

For each Security Asset listed below, please complete the corresponding columns.  If the Security Asset listed comprises all of the assets of an entity, please provide the value of all the assets of that entity (eg. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other entities that have all their assets included on the list).

This certificate may be signed by one Borrower or an Authorised Representative of one Borrower on behalf of each Security Provider.

Value of Security Asset
Security Asset	In NSW	In Australia outside NSW	Outside Australia
Royal Wolf Trading Australia Pty Ltd ACN 069 244 417: All Assets	AUD45,917,000	AUD102,202,000	AUD
Royal Wolf Holdings Limited ACN 121 226 793: All Assets	AUD62,558,000	AUD	AUD
Royalwolf Trading New Zealand Ltd Company Number 1062072: All Assets	AUD	AUD	AUD33,410,000
Royalwolf NZ Acquisition Co Ltd Company Number 2115393: All Assets	AUD	AUD	AUD
Royal Wolf Est Pty Ltd ACN 079 735 050: All Assets	AUD	AUD	AUD
Total value	AUD108,475,000	AUD102,202,000	AUD33,410,000

The value of the Security Asset is based on:

☐ an independent valuation of the Security Asset

☐ property valuations used in preparing an annual return under the Corporations Act

☐ financial reports certified by an independent auditor

☐ agreed valuations of the Security Asset for insurance purposes

(Please indicate by marking one box)

Dated                      15 March 2012

EXECUTED by Royal Wolf Trading Australia Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
Robert Allan	Greg Baker
Name	Name

AUTHORISED REPRESENTATIVE CERTIFICATE

To:                      Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (ANZ)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

We refer to the Letter of Offer dated 7 March 2012 between ANZ and the Borrower and others.  Unless the context otherwise requires, terms defined in the Letter of Offer have the same meanings in this certificate.

Below is a list of the Authorised Representatives for the Borrower with the signature of each Authorised Representative appearing beside their name.  The list is complete, correct and up to date.  The Borrower acknowledges that ANZ may verify the identity and carry out any "know your customer" check (or similar requirement) in respect of each Authorised Representative to ANZ's satisfaction.

The Borrower acknowledges that an Authorised Representative may give ANZ notices and instructions under this Letter of Offer or any other Facility Document but may not execute any Facility Document.

Authorised Representative List
Full name (printed)	Position (printed)	Signature	Date of Birth

Unless the box below is marked, when acting on behalf of the Borrower, only one Authorised Representative must sign.

☐ When acting on behalf of the Borrower, two Authorised Representatives must sign

Dated                      _________________________

EXECUTED by Royal Wolf Trading Australia Pty Ltd:

Signature of director	Signature of director/secretary

Name	Name

COMPLIANCE CERTIFICATE

To:	Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (ANZ)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Instructions:
In line 1, paragraph 1, please insert the relevant Compliance Date.
In the Borrowing Base Declaration section in paragraph 1, please complete each table.
In the Other Declarations section in paragraph 1, please complete each table.
In the first table in the Financial Covenants Declaration section in paragraph 1, please insert the "actual value" of the financial covenant as at that Compliance Date in the relevant column for each financial covenant.  If the actual value meets the required value for that financial covenant, please insert "Yes" in the "Comply?" column.  If not, please insert "No" and complete the second table.
In the Financial Indebtedness Declaration section in paragraph 1, please insert the AUD amount of the item as at that Compliance Date in the relevant column for each item.
In paragraph 2, if there is no Default or Review Event, please delete "[except for:]" and the table.  If there is any Default or Review Event, please delete the square brackets in paragraph 2 and complete the table.
In paragraph 3, please complete and delete the square brackets as necessary
In the signature block, please insert the full name and ACN of the Obligor which is the head company of the Borrowers.  Please have a director of that company complete and sign the Compliance Certificate.  If it is not appropriate for that director to give the Compliance Certificate in this form, please promptly notify ANZ to discuss an alternative form.
If there is not enough space for any section, please insert "see attached pages" and attach additional pages with the information.

I refer to the Letter of Offer dated 7 March 2012 between ANZ and the Borrower and others.  Unless the context otherwise requires, definitions applying in the Letter of Offer have the same meanings in this certificate.

Each certification below is made by the person signing this certificate only in respect of the Borrower for whom that person signs.

I certify that:

1.	as at __________________:

BORROWING BASE DECLARATION IN RESPECT OF Royal Wolf Group

Aged Debtors (from date payable)

Current	AUD
< 30 days	AUD
30 < 60 days	AUD
60 < 90 days	AUD
> 90 days	AUD
Total	AUD

Included in the above total

Value of bad/doubtful debts	AUD
Value of debtors owing from related or associated companies	AUD
Value of credit notes	AUD
Value of disputed debts and/or debtors exercising a set-off	AUD

Inventory/Stock

Raw materials	AUD
Work in progress	AUD
Finished goods	AUD
Total	AUD

Included in the above total

Value of slow moving/obsolete/damaged stock	AUD
Value of stock held under supplier retention of title agreements	AUD
Value of stock in transit	AUD

Trade payables/creditors

Current	AUD
< 30 days	AUD
30 < 60 days	AUD
60 < 90 days	AUD
> 90 days	AUD
Total	AUD

Included in the above total

Value of creditors subject to contra/mutual trading agreements	AUD
Has any major creditor stopped credit?	Yes/No

OTHER DECLARATIONS IN RESPECT OF Royal Wolf Group

Statutory obligations to the Australian Tax Office (ATO)

including but not limited to CGT, FBT, PAYG and superannuation

Are any payments in arrears?	Yes/No
Have alternative arrangements for payment been negotiated?	Yes/No
Balance of all ATO running balance accounts (RBA)	AUD
Balance of any taxes payable which are being contested in good faith	AUD
Balance of any obligations payable under the Superannuation Guarantee Charge Act 1992 (Cth)	AUD

Statutory obligations to State or local governments

including but not limited to work cover payments, stamp duty, council rates, water rates, land tax

Are any payments in arrears?	Yes/No
Have alternative arrangements for payment been negotiated?	Yes/No
Balance of any taxes payable which are being contested in good faith	AUD
Have you lodged your annual WorkCover statement?	Yes/No

Other employee obligations

Are all employee deductions/obligations current and within normal terms (eg. novated leases, union fees etc.)?	Yes/No
Balance of any superannuation obligations yet to be remitted to nominated superannuation funds	AUD

Legal action

Has any party initiated legal action against the company/group or directors in the past 5 years (whether pre or post judgement, including disputes between directors, related parties, creditors, debtors, Government Agencies etc.)?
Yes/No

FINANCIAL COVENANT DECLARATION

Financial covenant description	Actual value	Comply?
Debt to EBITDA Ratio
EBITDA Interest Cover Ratio
Loan to Value Ratio
Dividend Payments
Drawn balance of Debtor Financing Facility

If the Borrower does not comply with a financial covenant, (A) what steps are or will be taken to remedy it and (B) when will the non-compliance be remedied?

FINANCIAL INDEBTEDNESS DECLARATION IN RESPECT OF Royal Wolf Group

Indebtedness in respect of consideration for the acquisition of assets or services payable more than 90 days after acquisition (and, for the avoidance of doubt, this includes indebtedness owing to "Trade payables/creditors > 90 days" as set out in the Borrowing Base Declaration section in paragraph 1)
AUD
If the above value is greater than "Trade payables/creditors > 90 days" as set out in the Borrowing Base Declaration section in paragraph 1, insert a description of the transaction(s) that the difference is attributable to:

Indebtedness in respect of any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price	[AUD]
Indebtedness in respect of any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank, financial institution or other entity
[AUD]
Guarantees of or indemnities for any type of Financial Indebtedness (as defined in clause 7.6 of the Letter of Offer) eg. a guarantee given on behalf of a third party whose borrowings is not otherwise relevant to the financial covenants in the Letter of Offer
AUD

2.	there is no Default or Review Event continuing [except for:]

Description of Default or Review Event	(A) What steps are or will be taken to remedy it and (B) when will the Default or Review Event be remedied?

3.
[the Borrower irrevocably authorises ANZ and any employee of ANZ to obtain copies of the Financial Statements required under the Letter of Offer for the period ending ________________ from the following website(s) ________________ and to attach such Financial Statements to this signed certificate; and]

4.	the information contained in and attached to this certificate is true, correct and not misleading.

Dated                      _________________________

SIGNED by a director of

Company name and ACN

Signature of director

Name